Exhibit 10.1
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

                      SUMMARY OF EXECUTIVE OFFICER BENEFITS
                   AND BOARD OF DIRECTORS BENEFITS AND FEES *


        Description of Benefit          Eligible Positions                      Amount/Schedule

Club Memberships                Chief Executive Officer, Chief          Club Membership, not including
                                Operating Officer, President,           dues
                                Consumer Solutions

Sprint Nextel Long-Distance     Board of Directors                      Actual usage (continues after
Telephone and Wireless                                                  retirement for up to 120 months
Service (1)                                                             for legacy Sprint Directors with
                                                                        5 years or more service) and use
                                                                        of Sprint PCS and IDEN
                                                                        handsets, accessories,
                                                                        equipment and replacement
                                                                        parts related to this service.

Sprint Nextel Long-Distance     Executive Officers                      Legacy Sprint:  Actual usage
Telephone Service (1)                                                   (continues after retirement)

Personal use of corporate       Chief Executive Officer and             Under an executive security
aircraft                        Chairman                                program established by the
                                                                        Human Capital and
                                                                        Compensation Committee, each
                                                                        of the CEO and Chairman is
                                                                        required to use Sprint Nextel
                                                                        aircraft for personal as well as
                                                                        business travel. Sprint Nextel
                                                                        provides these security services
                                                                        for its benefit rather than as a
                                                                        personal benefit or perquisite
                                                                        for the CEO or Chairman.

                                Other Executive Officers and            The CEO must pre-approve any
                                Board of Directors                      proposed personal use of the
                                                                        corporate aircraft for personal
                                                                        reasons.

Executive Physical              Legacy Sprint Executive Officers        Reimbursement for Annual
                                                                        Physical Examination

Separation                      Executive Officers (unless              Legacy Sprint: 1 year salary and
                                otherwise provided in an individual     benefits continuation plus lump
                                agreement with an officer)              sum bonus payment at
                                                                        conclusion of one year period
                                                                        equal to 80 percent of target
                                                                        opportunity

                                                                        Legacy Nextel:  Benefits set
                                                                        forth in Nextel Change of
                                                                        Control Retention Bonus and
                                                                        Severance Pay Plan

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        Description of Benefit          Eligible Positions                      Amount/Schedule

Fees                            Board of Directors                      Annual retainer - $70,000/year


                                                                        Additional Annual retainer for
                                                                        Lead Directors - $75,000/year


                                                                        Committee Chair additional
                                                                        annual retainer


                                                                        Audit Committee - $20,000


                                                                        Human Capital and
                                                                        Compensation Committee -
                                                                        $15,000


                                                                        Other Committees - $10,000


                                                                        Board and Committee Meeting
                                                                        Fees - $2,000/meeting


                                                                        Telephonic Board and
                                                                        Committee Meeting Fees-
                                                                        $1,000/meeting


                                                                        Annual award of $100,000 in
                                                                        restricted stock units


_________

* This summary is effective beginning April 17, 2006 and replaces the schedule filed as Exhibit 10.47 to Sprint Nextel's Annual Report on Form 10-K for the year ended December 31, 2005

(1) Sprint reimburses for income taxes associated with these benefits.

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